Schedule of Investments - March 31, 2023
Hotchkis & Wiley Value Opportunities Fund (Unaudited)
		Shares
COMMON STOCKS - 95.40%		Held		Value
COMMUNICATION SERVICES - 10.39%
Entertainment - 1.23%
Warner Bros. Discovery, Inc. (a)		420,580		$6,350,758

Interactive Media & Services - 1.89%
Alphabet, Inc. (a)		94,300		9,781,739

Media - 7.27%
Comcast Corp.		302,800		11,479,148
News Corp.		153,500		2,650,945
Paramount Global (l)		113,000		2,521,030
Stagwell, Inc. (a)		2,821,110		20,932,636
				37,583,759
TOTAL COMMUNICATION SERVICES				53,716,256

CONSUMER DISCRETIONARY - 3.92%
Automobiles - 2.16%
General Motors Company		303,500		11,132,380

Broadline Retail - 0.28%
Redbubble Ltd. (a) (v)		4,782,949		1,452,619

Hotels, Restaurants & Leisure - 1.48%
Accor SA (a) (v)		235,700		7,662,894
TOTAL CONSUMER DISCRETIONARY				20,247,893

CONSUMER STAPLES - 0.76%
Tobacco - 0.76%
Philip Morris International, Inc.		40,400		3,928,900
TOTAL CONSUMER STAPLES				3,928,900

ENERGY - 14.59%
Energy Equipment & Services - 1.13%
Expro Group Holdings NV (a)		304,300		5,586,948
McDermott International Ltd. (a) (i)		832,402		283,017
				5,869,965
Oil, Gas & Consumable Fuels - 13.46%
APA Corp.		163,300		5,888,598
Berry Corp.		1,229,300		9,650,005
Kosmos Energy Ltd. (a)		1,534,400		11,415,936
Murphy Oil Corp.		205,100		7,584,598
Range Resources Corp.		370,400		9,804,488
Shell PLC - ADR		377,700		21,732,858
Suncor Energy, Inc.		112,700		3,499,335
				69,575,818
TOTAL ENERGY				75,445,783

FINANCIALS - 18.01%
Banks - 8.29%
Citigroup, Inc.		125,300		5,875,317
Citizens Financial Group, Inc.		78,200		2,374,934
First Citizens BancShares, Inc.		4,200		4,087,020
First Horizon Corp.		159,000		2,827,020
Popular, Inc.		267,400		15,351,434
Wells Fargo & Company		330,760		12,363,809
				42,879,534
Capital Markets - 3.84%
The Bank of New York Mellon Corp.		103,200		4,689,408
The Goldman Sachs Group, Inc.		23,700		7,752,507
Rothschild & Company		96,600		4,876,724
State Street Corp.		33,100		2,505,339
				19,823,978
Consumer Finance - 2.04%
SLM Corp.		852,700		10,564,953

Financial Services - 0.49%
Euronet Worldwide, Inc. (a)		22,500		2,517,750

Insurance - 3.35%
American International Group, Inc.		286,700		14,438,212
Global Indemnity Group LLC		102,500		2,885,375
				17,323,587
TOTAL FINANCIALS				93,109,802

HEALTH CARE - 8.71%
Health Care Equipment & Supplies - 3.10%
GE HealthCare Technologies, Inc. (a)		39,451		3,236,166
Medtronic PLC		158,800		12,802,456
				16,038,622
Health Care Providers & Services - 5.61%
CVS Health Corp.		136,500		10,143,315
Elevance Health, Inc.		41,000		18,852,210
				28,995,525
TOTAL HEALTH CARE				45,034,147

INDUSTRIALS - 11.92%
Aerospace & Defense - 0.46%
Babcock International Group PLC (a) (v)		649,900		2,400,837

Air Freight & Logistics - 1.75%
International Distributions Services PLC (v)		3,271,400		9,058,930

Construction & Engineering - 0.64%
Fluor Corp. (a)		107,900		3,335,189

Ground Transportation - 2.73%
U-Haul Holding Company		271,800		14,092,830

Industrial Conglomerates - 4.10%
General Electric Company		221,500		21,175,400

Professional Services - 2.24%
ManpowerGroup, Inc.		140,200		11,570,706
TOTAL INDUSTRIALS				61,633,892

INFORMATION TECHNOLOGY - 23.47%
Communications Equipment - 13.99%
F5, Inc. (a)		313,700		45,702,953
Telefonaktiebolaget LM Ericsson - ADR (l)		4,557,000		26,658,450
				72,361,403
Electronic Equipment, Instruments & Components - 2.20%
Arrow Electronics, Inc. (a)		91,100		11,375,657

Semiconductors & Semiconductor Equipment - 0.49%
Micron Technology, Inc.		42,000		2,534,280

Software - 6.79%
Microsoft Corp.		85,310		24,594,873
Workday, Inc. (a)		50,900		10,512,886
				35,107,759
TOTAL INFORMATION TECHNOLOGY				121,379,099

MATERIALS - 3.23%
Chemicals - 3.14%
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)		32,422		9,730,491
Olin Corp.		89,300		4,956,150
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)		24,058		1,551,741
				16,238,382
Metals & Mining - 0.09%
Metals Recovery Holdings LLC (Acquired 07/24/2014 - 12/10/2019, Cost $7,036,459) (a) (f) (i) (m) (u)		7,042		462,115
TOTAL MATERIALS				16,700,497

REAL ESTATE - 0.40%
Real Estate Management & Development - 0.40%
Seritage Growth Properties (a) (l)		266,200		2,094,994
TOTAL REAL ESTATE				2,094,994

Total common stocks (Cost $481,155,751)				493,291,263

PREFERRED STOCKS - 0.08%
FINANCIALS - 0.08%
Financial Services - 0.08%
Federal Home Loan Mortgage Corp. - Series K (a)		33,300		93,406
Federal Home Loan Mortgage Corp. - Series N (a) (i)		116,400		289,254
Federal Home Loan Mortgage Corp. - Series S (a)		18,400		50,048
TOTAL FINANCIALS				432,708

Total preferred stocks (Cost $268,508)				432,708

TERM LOANS - 0.76%		Principal
ENERGY - 0.25%		Amount
Energy Equipment & Services - 0.25%
Lealand Finance Company BV
7.840% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)		$442,883		326,625
5.840% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 - 03/31/2023, Cost $1,481,451) (b) (m) (p)		1,404,951		947,752
TOTAL ENERGY				1,274,377

MATERIALS - 0.51%
Chemicals - 0.51%
Iracore International Holdings, Inc.
13.750% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)		2,649,013		2,649,013
TOTAL MATERIALS				2,649,013

Total term loans (Cost $4,573,346)				3,923,390
		Contracts
		(100 shares	Notional
PURCHASED PUT OPTIONS - 0.78%		per contract)	Amount
CONSUMER DISCRETIONARY - 0.37%
Automobiles - 0.37%
Tesla, Inc. (a)
Expiration: June 2024, Exercise Price: $333.33		140	$2,904,440	1,911,420
TOTAL CONSUMER DISCRETIONARY				1,911,420

FINANCIALS - 0.41%
Banks - 0.41%
First Republic Bank (a)
Expiration: July 2024, Exercise Price: $10.00		4,533	0	2,130,510
TOTAL FINANCIALS				2,130,510

Total purchased put options (Cost $4,364,498)				4,041,930
Total long-term investments (Cost $490,362,103)				501,689,291

		Shares
COLLATERAL FOR SECURITIES ON LOAN - 4.00%		Held
Money Market Funds - 4.00%
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 4.73%^		20,715,705		20,715,705
Total collateral for securities on loan (Cost $20,715,705)				20,715,705

		Principal
SHORT-TERM INVESTMENTS - 2.50%		Amount
Time Deposits - 2.50%
Brown Brothers Harriman & Co., 3.15%, 04/03/2023*	GBP	1		1
Citigroup, Inc., 1.91%, 04/03/2023*	EUR	37		40
Citigroup, Inc., 4.18%, 04/03/2023*		$12,902,253		12,902,253
Total short-term investments (Cost $12,902,294)				12,902,294

Total investments - 103.52% (Cost $523,980,102)				535,307,290

Liabilities in excess of other assets - (3.52)%				(18,227,840)

Net assets - 100.00%				$517,079,450

(a)	- Non-income producing security.
(b)	- The coupon rate shown on variable rate securities represents the rate at March 31st, 2023.
(f)
- Security was fair valued by the Advisor pursuant to the Board’s designation of the Advisor as valuation designee with respect to the Fund’s portfolio investments. The total market value of these securities was $12,841,619, which represented 2.48% of net assets. See Security Valuation below.

(i)	- Illiquid security. The total market value of these securities was $14,965,631, which represented 2.89% of net assets.
(l)
- All or a portion of this security is on loan. The total market value of securities on loan was $20,169,561. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m)
- Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $15,667,737, which represented 3.03% of net assets.

(o)
- Affiliated issuer. An issuer in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of the Fund’s investments in securities of affiliated issuers held during the nine months ended March 31, 2023, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2022	Purchases	Sales	Gains (Losses)	Depreciation	March 31, 2023	Dividends	March 31, 2023
Iracore Investments Holdings, Inc.	$9,603,396	$-	$-	$-	$127,095	$9,730,491	$-	32,422
	$9,603,396	$-	$-	$-	$127,095	$9,730,491	$-

(p)	- Payment in-kind (PIK) security.
(u)	- Value determined using significant unobservable inputs.
(v)
- Security was fair valued as a result of market movements following the close of local trading using a third-party vendor’s proprietary fair value pricing model. The total market value of these securities was $20,575,280, which represented 3.98% of net assets. See Security Valuation below.

ADR	- American Depositary Receipt
EUR	- Euro
GBP	- British Pound
LIBOR	- London Interbank Offered Rate
USD	- United States Dollar
^	- Rate shown is the 7-day yield as of March 31, 2023.
*	- Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”) are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee (“Pricing Service”).

The Trust’s Board of Trustees (the “Board”) has designated Hotchkis & Wiley Capital Management, LLC (the “Advisor”) as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Advisor, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA’s Trade Reporting and Compliance Engine (“TRACE”) (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Fund generally utilizes a Pricing Service’s fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of March 31, 2023:

Level 1 --- Quoted prices in an active market:
Common Stocks	$460,688,619
Purchased Put Options	4,041,930
Money Market Funds	20,715,705
Time Deposits	12,902,294
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	9,115,513
Energy	283,017
Industrials	11,459,767
Materials	1,551,741
Preferred Stocks:
Financials	432,708
Term Loans	1,274,377
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	10,192,606
Term Loans	2,649,013

Total Investments	$535,307,290

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of March 31, 2023:

	Fair Value at March 31, 2023	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$9,730,491	Market comparable companies	EBIT multiple	8.1x - 12.9x	Increase
	462,115	Transaction price**	N/A	$65.62	Increase
Total Common Stocks	10,192,606

Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$12,841,619

* Unobservable inputs were weighted by the fair value of the investments.
** Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2022	$10,725,797	$2,649,013	$13,374,810
Purchases	-	-	-
Sales	(259,244)	-	(259,244)
Accrued discounts (premiums)	-	-	-
Realized gains (losses)	-	-	-
Change in unrealized appreciation/depreciation	(273,947)	-	(273,947)
Transfers into Level 3	-	-	-
Balance at March 31, 2023	$10,192,606	$2,649,013	$12,841,619

Change in unrealized appreciation/depreciation for Level 3 assets held at March 31, 2023	$(273,947)	$-	$(273,947)

Commitments. Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged.  At March 31, 2023, the Fund did not have any outstanding bridge loan commitments.  Unfunded loan commitments are contractual obligations for funding to a borrower. At March 31, 2023, the Fund did not have any outstanding unfunded loan commitments.